Exhibit 10.4

TRANSLATION FROM SWEDISH ORIGINAL 21 January 2021

Translation of Supplementary agreement No 6 to Lease No 54304-2031

Landlord	Uppsala Science Park KB, 916512-8126

Tenant	Olink Proteomics AB. 559046-8632

Property	Kronåsen 1:1, Bio Med It 1

Property adress	Dag Hammarskjölds väg 52, Uppsala

Lease Agreement	54304-2031 signed 2010-11-11 with annexes and supplementary agreements.

Between the Parties the Lease Agreement is valid. The Tenant is expanding and needs more efficient workspace. Because of adaptations and streamlining of the lab/production area and a more flexible workflow, the Parties have this day made the following additions to the Lease Agreement:

1) The Lease Agreement will be valid until 2022-12-31. The Tenant shall have a unilateral right to termination on 2020-12-31, and 2021-12-31 with a 9-month notice period each year. For this reason, the Tenant's base rent will increase by 100 SEK/sqm which gives a new base rent of SEK 1 896 906 excluding VAT.

2) The Landlord will order and perform adaptation in the premises in accordance with the attached adaptation attachment.

3) The Tenant must pay for the adjustment during three years as an annuity payment from 2019-10-01 to 2022-09-30 which means that for each quarterly rent payment a rental supplement of SEK 181 935 excluding VAT shall be paid. A total of SEK 2 183 233 excluding VAT. Should the Tenant exercise his right to early termination, the Tenant will pay the remaining amount, as a one-off payment in connection with the last invoice.

4) This supplement applies from 2019-08-01.

5) With the exception of the above, the Lease Agreement is subject to unchanged terms.

The Parties will sign the Additional Agreement by means of an electronic signature equivalent to a signature.

VASAKRONAN AB (publ)	Olink Proteomics AB

Uppsala science park KB, according to a power of attorney	Magnus Eriksson
Karin Boberg
Mårten Thorstensson

Summary of Supplementary agreement No 5 to Lease No 54304-2031

Similar to “Supplementary agreement No 6 to Lease No 54304-2031” with a Term from 2018-08-07 to 2019-12-31.

No new contractual terms in effect after the Term.

TRANSLATION FROM SWEDISH ORIGINAL 21 January 2021

Summary of Supplementary agreement No 4 to Lease No 54304-2031

Similar to “Supplementary agreement No 6 to Lease No 54304-2031” with a Term from 2016-11-01 to 2018-12-31.

No new contractual terms in effect after the Term.

Summary of Supplementary agreement No 3 to Lease No 54304-2031

Similar to “Supplementary agreement No 6 to Lease No 54304-2031” with a Term from 2016-06-08 to 2017-12-31.

No new contractual terms in effect after the Term.

Summary of Supplementary agreement No 2 to Lease No 54304-2031

Similar to “Supplementary agreement No 6 to Lease No 54304-2031” with a Term from 2013-03-05 to 2016-12-31.

No new contractual terms in effect after the Term.

Summary of Supplementary agreement No 1 to Lease No 54304-2031

Similar to “Supplementary agreement No 6 to Lease No 54304-2031” with a Term from 2012-01-12.

Allows installation of a refrigerated room that Lessee must design according to standards and maintain at own cost. No other new contractual terms in effect after the Term.

Summary of Lease Agreement 54304-2031

Parties

The Lease Agreement (hereinafter referred to as the “Lease”) was entered into on November 11th, 2010 by and between:

The Landlord: Uppsala Science Park KB (916512-8126) a limited partnership company with an address at c/o Vasakronan AB (PUBL) Box 30074, 104 25 Stockholm

And

The Lessee: Olink AB (556663-6998) (Succeeded by Olink Proteomics AB)

1.	Subject Matter of the Lease

Tenancy of office and laboratory spaces of ca 902 m2 located on Dag Hammarskölds väg 52, 75183, Uppsala, Sweden, on the property designated as “Kronåsen 1:1”.

TRANSLATION FROM SWEDISH ORIGINAL 21 January 2021

2.	Condition of the Lease

The premises are rented in without inventory in their current condition without adaptations made for Lessee.

3.	Term of the Lease and Termination

The term of the Lease was until the 31st of December 2013, automatically extended 3 years at the time unless terminated with 9 months’ notice.

4.	Rent

The Company shall pay an annual rent of 1 653 000 SEK per year with an annual increase based on an index clause (Based on the Statistics Sweden consumer price index) and a discount ladder listed in the appendix. Additional fees per year, subject to the index clause, are to be paid for: (i) heating 76 700 SEK; (ii) air conditioning is 45 000 SEK; (iii) and waste handling 18 000 SEK.

The fee per year for property tax (calculated as 23,1 % of the total tax for the property) is 146 344 SEK to be adjusted based on the current tax level.

Rent and additional costs are to be invoiced quarterly.

5.	Maintenance Costs

In addition to the rent and fees, the Company shall bear all operating and ancillary costs and be responsible for the maintenance of the office and laboratory building except for the roof.

6.	Other

Lessee is responsible for acquiring insurance and any approvals for its activities in on the property.

TRANSLATION FROM SWEDISH ORIGINAL 21 January 2021

Summary and translation of Supplementary agreement No 4 to Lease No 54304-2501

Landlord	Uppsala Science Park KB, 916512-8126

Tenant	Olink Proteomics AB. 559046-8632

Property	Kronåsen 1:1, Bio Med It 1

Property adress	Dag Hammarskjölds väg 52, Uppsala

Lease Agreement	54304-2501 signed 2016-11-07 with annexes and supplementary agreements.

Between the Parties the Lease Agreement is valid. The Tenant is expanding and is in need of a flexible Lease and the Parties have this day made the following additions to the Lease Agreement:

1) The Lease Agreement will be valid until 2022-12-31. The Tenant shall have a unilateral right to termination on 2020-12-31, and 2021-12-31 with a 9-month notice period each year. The Tenant's base rent will increase by 100 SEK/sqm which gives a new base rent of SEK 1,162 282 excluding VAT.

2) This supplement applies from 2019-08-01.

3) With the exception of the above, the Lease Agreement is subject to unchanged terms.

Summary and translation of Supplementary agreement No 3 to Lease No 54304-2501

Landlord	Uppsala Science Park KB, 916512-8126

Tenant	Olink Proteomics AB. 559046-8632

Property	Kronåsen 1:1, Bio Med It 1

Property adress	Dag Hammarskjölds väg 52, Uppsala

Lease Agreement	54304-2501 signed 2016-11-07 with annexes and supplementary agreements.

The Lease Agreement is binding between the Parties. The Tenant rents premises in the property and the Tenant wishes to expand its premises by adding space as shown below. Considering this, the Parties have on this date concluded the following additions to the Lease:

1.	Size and scope of the premises

The Tenant expands its premises by adding an additional area of 220 sqm on level 5. The Tenant's entire leased area under the Lease is approximately 506 sqm. The entire room is marked green and the additional area has been highlighted in red on drawing appendix 2 which replaces the previous drawing annex to the Lease.

TRANSLATION FROM SWEDISH ORIGINAL 21 January 2021

2.	The Landlord's actions in the premises

The additional area is rented “as is” and without action from the Landlord. Existing surfaces and additional surface areas are today separated through a door that easily opens.

3.	Base rent

The new base rent for the premises amounts to SEK 1 058 200 per year. The basic rent is the rent excl. agreed upon rent supplements. The basic rent is indexed according to the rental agreement with the base index given therein.

4.	Unforeseen costs

The share of the premises under the heading "Unforeseen costs" on the second page of the Lease form is changed to 11.49 percent.

5.	Rental supplement for heating, cooling, etc.

The Tenant must pay as a rental supplement:

•	SEK 50 400 per year for heating,
•	SEK 28 280 per year for comfort cooling.

6.	Ventilation

Ventilation to the premises is provided via the property's common ventilation system. The ventilation system operates weekdays from 08:00 to 18:00. The ventilation is dimensioned for a maximum of 47 persons, which has been determined taking into account the layout of the premises at the time of entry.

7.	Index adjustment of rental surcharges for heating, cooling, etc.

The rental supplement is indexed according to the Lease and is paid at the same time as the basic rent.

8.	Rental supplement for waste management

The rental supplement paid by the Tenant for waste management is changed to SEK 10 120 per year. The rental supplement is indexed according to the Lease and is paid at the same time as the basic rent.

9.	Property tax

The Tenant's share, which must remain unchanged during the rental period, is changed to 11.49 per cent.

The rent supplement that the Tenant is paying for property tax increases.

TRANSLATION FROM SWEDISH ORIGINAL 21 January 2021

10.	Payment of new basic rent and rental supplement

The new base rent and the new agreed rental supplements be due from from 2019-04-01 when the Tenant gets access.

11.	Previous agreements, restoration, etc.

The Tenant has rented part of the premises since 2016-12-01.

The Tenant's restoration obligation under the Lease for the part of the premises that the Tenant originally leased shall be made on the basis of the condition of the premises were in as of the original date of entry, i.e. since 2016-12-01. The Tenant's responsibility for regulatory requirements, etc. in the Lease is valid even if the requirement was already applicable on the original date of access to part of the premises, at the time of signature of this Supplementary Agreement or having later appeared.

12.	Other

Apart from that provided for in this Supplementary Agreement, the Lease shall be subject to unchanged terms.

13.	Electronic signing

Summary and translation of Supplementary agreement No 2 to Lease No 54304-2501

Landlord	Uppsala Science Park KB, 916512-8126

Tenant	Olink Proteomics AB. 559046-8632

Property	Kronåsen 1:1, Bio Med It 1

Property adress	Dag Hammarskjölds väg 52, Uppsala

Lease Agreement	54304-2501 signed 2016-10-27 with annexes and supplementary agreements.

Between the Parties the Lease Agreement is valid. The Tenant wants to make a small adjustment to the premises and the Parties have this day made the following additions to the Lease Agreement:

1) The Lessee waives its one-sided right to terminate the Lease on 2018-11-30 with a 6-month notice.

2) The Lease is extended to 2019-12-31 with a 9-month notice.

3) The Tenants makes the adaptations that are shown in the appendix.

4) The Tenant will pay for the adaptations by additions to the rent to a sum of 31 703 SEK.

5) With the exception of the above, the Lease Agreement is subject to unchanged terms.

The Parties will sign the Additional Agreement by means of an electronic signature equivalent to a signature.

TRANSLATION FROM SWEDISH ORIGINAL 21 January 2021

Summary and translation of Supplementary agreement No 2 to Lease No 54304-2501

Between the Parties the Lease Agreement is valid. The Tenant may have need of more space and the Parties have this day made the following additions to the Lease Agreement:

1. the Lessee has a one-sided right to terminate the Lease to move on the 31st of November 2018 with a 6-month notice.

2. With the exception of the above, the Lease Agreement is subject to unchanged terms.

Signed on 2016-11-07

Summary of Lease Agreement 54304-2501

Parties

The Lease Agreement (hereinafter referred to as the “Lease”) was entered into on November 11th, 2010 by and between:

The Landlord: Uppsala Science Park KB (916512-8126) a limited partnership company with an address at c/o Vasakronan AB (PUBL) Box 30074, 104 25 Stockholm

And

The Lessee: Olink Proteomics AB (559046-8632)

1.	Subject Matter of the Lease

Tenancy of office spaces of ca 286 m2 located on Dag Hammarskölds väg 52, 75183, Uppsala, Sweden, on the property designated as “Kronåsen 1:1”.

2.	Condition of the Lease

The premises are rented in without inventory in their current condition without adaptations made for Lessee.

3.	Term of the Lease and Termination

The term of the Lease was until the 2016-12-01 to 2019-1130, automatically extended 3 years at the time unless terminated with 9 months’ notice.

4.	Rent

The Company shall pay an annual rent of 572 000 SEK per year with an annual increase based on an index clause (Based on the Statistics Sweden consumer price index) and a discount ladder listed in the appendix. Additional fees per year, subject to the index clause, are to be paid for: (i) heating 22 880 SEK; (ii) air conditioning is 12 870 SEK; (iii) and waste handling 5 720 SEK.

The fee per year for property tax (calculated as 7 % of the total tax for the property) is 37 380 SEK to be adjusted based on the current tax level.

Rent and additional costs are to be invoiced quarterly.

TRANSLATION FROM SWEDISH ORIGINAL 21 January 2021

5.	Maintenance Costs

In addition to the rent and fees, the Company shall bear all operating and ancillary costs and be responsible for the maintenance of the office and laboratory building with the exception of the roof.

6.	Other

Lessee is responsible for acquiring insurance and any approvals for its activities in on the property.

SUMMARY

A notice that Olink AB changes its legal entity to Olink Proteomics AB and succeeds the former.

TRANSLATION FROM SWEDISH ORIGINAL 21 January 2021

Summary of Lease Agreement 54304-2005

Parties

The Lease Agreement (hereinafter referred to as the “Lease”) was entered into on November 11th, 2010 by and between:

The Landlord: Uppsala Science Park KB (916512-8126) a limited partnership company with an address at c/o Vasakronan AB (PUBL) Box 30074, 104 25 Stockholm

And

The Lessee: Olink AB

1.	Subject Matter of the Lease

Tenancy of storage space of ca 25 m2 located on Dag Hammarskölds väg 52, 75183, Uppsala, Sweden, on the property designated as “Kronåsen 1:1”.

2.	Condition of the Lease

The premises are rented in without inventory in their current condition without adaptations made for Lessee.

3.	Term of the Lease and Termination

The term of the Lease was until the 2011-01-01 unless terminated with 3 months’ notice.

4.	Rent

The Company shall pay an annual rent of 18 750 SEK per year with an annual increase based on an 2 % index clause starting 2012-01-01.

Rent and additional costs are to be invoiced monthly.

5.	Maintenance Costs

In addition to the rent and fees, the Company shall bear all operating and ancillary costs and be responsible for the maintenance of the office and laboratory building with the exception of the roof.

6.	Other

Lessee is responsible for acquiring insurance and any approvals for its activities in on the property.

TRANSLATION FROM SWEDISH ORIGINAL 21 January 2021

Summary and translation of Supplementary agreement No 2 to Lease 54304-0203

Landlord	Uppsala Science Park KB, 916512-8126

Tenant	Olink Proteomics AB. 559046-8632

Property	Kronåsen 1:1, Bio Med It 1

Property adress	Dag Hammarskjölds väg 52, Uppsala

Lease Agreement	54304-2501 signed 2015-12-22 with annexes and supplementary agreements.

Between the Parties the Lease Agreement is valid. The Tenant is expanding and needs more efficient spaces. Due to adaptations made and increased efficiency of lab- and production space and a more flexible term the Parties have this day made the following additions to the Lease Agreement:

1) The Lease applies until 2022-12-31. The Tenant shall have a unilateral right to termination for moving 2020-12-31 and 2021-12-31, with 9 months' notice, which means on the 30th of March each year. As a result of this the Tenant's base rent shall increase by 100 SEK/sqm, which gives a new base rent of 434,600 SEK excluding VAT.

2) The Landlord will perform adaptations of the premises in accordance with the attached adaptation attachment.

3) The Tenant must pay for the adjustments for three years as an annuity payment from 2019-10-01 - 2022- 09-30 which means that for each quarterly rent it shall pay a rental supplement of SEK 54,581 excluding VAT. A total of SEK 2,183,233 excluding VAT. Should the Tenant exercise his right to early -31, the Tenant must: pay the remaining amounts at any time as a one-off payment in connection with the last notification.

4) This supplement applies from 2019-08-01.

5) With the exception of the above, the Lease Agreement is subject to unchanged terms.

6)

The Parties sign the Additional Agreement by means of an electronic signature corresponding to a signature.

TRANSLATION FROM SWEDISH ORIGINAL 21 January 2021

Summary and translation of Supplementary agreement No 1 to Lease 54304-0203

Landlord	Uppsala Science Park KB, 916512-8126

Tenant	Olink Proteomics AB. 559046-8632

Property	Kronåsen 1:1, Bio Med It 1

Property adress	Dag Hammarskjölds väg 52, Uppsala

Lease Agreement	54304-2501 signed 2015-12-22 with annexes and supplementary agreements.

Between the Parties the Lease Agreement is valid. The Tenant want to harmonize the Terms of its rental agreements and the Parties have this day made the following additions to the Lease Agreement:

1) The Term of the Lease is extended to 2019-12-31 with a 9-month notice.

2) With the exception of the above, the Lease Agreement is subject to unchanged terms.

2018-12-05

SUMMARY

A notice that Olink AB changes it entity to Olink Proteomics AB and succeeds the former.

Summary of Lease Agreement 54304-0203

Parties

The Lease Agreement (hereinafter referred to as the “Lease”) was entered into on November 11th, 2010 by and between:

The Landlord: Uppsala Science Park KB (916512-8126) a limited partnership company with an address at c/o Vasakronan AB (PUBL) Box 30074, 104 25 Stockholm

And

The Lessee: Olink AB

1.	Subject Matter of the Lease

Tenancy of office and lab space of ca 200 m2 located on Dag Hammarskölds väg 52, 75183, Uppsala, Sweden, on the property designated as “Kronåsen 1:1”.

2.	Condition of the Lease

The premises are rented in without inventory in their current condition without adaptations made for Lessee.

3.	Term of the Lease and Termination

The term of the Lease was from 2015-12-01 until the 2018-11-30 unless terminated with 9 months’ notice and extended 3 years otherwise.

4.	Rent

The Company shall pay an annual rent of 390 000 SEK per year per year with an annual increase based on an index clause (Based on the Statistics Sweden consumer price index) and a discount ladder listed in the appendix. Additional fees per year, subject to the index clause, are to be paid for: (i) heating 16 000 SEK; (ii) air conditioning is 9 000 SEK; (iii) and waste handling 4 000 SEK.

TRANSLATION FROM SWEDISH ORIGINAL 21 January 2021

The fee per year for property tax (calculated as 5,12 % of the total tax for the property) is 8 921 SEK to be adjusted based on the current tax level.

Maintenance Costs

In addition to the rent and fees, the Company shall bear all operating and ancillary costs and be responsible for the maintenance of the office and laboratory building with the exception of the roof.

5.	Other

Lessee is responsible for acquiring insurance and any approvals for its activities in on the property.

TRANSLATION FROM SWEDISH ORIGINAL 21 January 2021

Summary and translation of Supplementary agreement No 1 to Lease 54304-0501

Landlord	Uppsala Science Park KB, 916512-8126

Tenant	Olink Proteomics AB. 559046-8632

Property	Kronåsen 1:1, Bio Med It 1

Property adress	Dag Hammarskjölds väg 52, Uppsala

Lease Agreement 54304-0501 signed 2018-08-20 with annexes and supplementary agreements.

Between the Parties the Lease Agreement is valid. The Tenant wants to adapt the premises and the Parties have this day made the following additions to the Lease Agreement:

1) The Landlord will adapt premises in accordance with appendices 1 and 2.

2) Due to this the base rent will change to 1 492 00 SEK excl. VAT.

3) Clause 5.4 of the Lease will cease to be applicable which means that the agreement can be terminated 2021-08-31 at the earliest.

4) This amendment is valid from 2018-11-01

5) With the exception of the above, the Lease Agreement is subject to unchanged terms.

2018-10-12

Summary of Lease Agreement 54304-0501

Parties

The Lease Agreement (hereinafter referred to as the “Lease”) was entered into on November 11th, 2010 by and between:

The Landlord: Uppsala Science Park KB (916512-8126) a limited partnership company with an address at c/o Vasakronan AB (PUBL) Box 30074, 104 25 Stockholm

And

The Lessee: Olink Proteomics AB (559046-8632)

1.	Subject Matter of the Lease

Tenancy of office and lab space of ca 649 m2 located on Dag Hammarskölds väg 52, 75183, Uppsala, Sweden, on the property designated as “Kronåsen 1:1”.

2.	Condition of the Lease

The premises are rented in without inventory in their current condition without adaptations made for Lessee.

TRANSLATION FROM SWEDISH ORIGINAL 21 January 2021

3.	Term of the Lease and Termination

The term of the Lease was from 2018-09-01 until the 2021-08-31 unless terminated with 9 months’ notice and extended 3 years otherwise.

4.	Rent

The Company shall pay an annual rent of 1 298 000 SEK per year per year with an annual increase based on an index clause (Based on the Statistics Sweden consumer price index) and a discount ladder listed in the appendix. Additional fees per year, subject to the index clause, are to be paid for: (i) heating 58 400 SEK; (ii) air conditioning is 32 450 SEK; (iii) and waste handling 13 000 SEK.

The fee per year for property tax (calculated as 15,4 % of the total tax for the property) is 27 076 SEK to be adjusted based on the current tax level.

Maintenance Costs

In addition to the rent and fees, the Company shall bear all operating and ancillary costs and be responsible for the maintenance of the office and laboratory building with the exception of the roof.

5.	Other

Lessee is responsible for acquiring insurance and any approvals for its activities in on the property.